Exhibit 10.4

EXECUTION VERION

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of September, 30, 2025, by and among:

(a)            Duke Energy Carolinas, LLC (in its individual capacity, the “Company”), in its separate capacity as the initial servicer of the NC Customer Property (as defined herein) (including any successor in such capacity, the “NC Property Servicer”) and in its separate capacity as the initial servicer of the NC II Customer Property (as defined herein) referred to below (including any successor in such capacity, the “NC II Property Servicer”) and in its separate capacity as the initial servicer of any Additional Property (as defined herein) (including any successor in such capacity, each an “Additional Property Servicer”; the NC Property Servicer, the NC II Property Servicer and each Additional Property Servicer, each a “Property Servicer”), and in its separate respective capacities as a collection agent for the benefit of each of the Property Servicers in accordance with the terms of this Agreement;

(b)            Duke Energy Carolinas NC Storm Funding LLC, a Delaware limited liability company (the “NC Bond Issuer”);

(c)            The Bank of New York Mellon Trust Company, National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “NC Bond Trustee”) under the NC Indenture referred to below;

(d)            Duke Energy Carolinas NC Storm Funding II LLC, a Delaware limited liability company (the “NC II Bond Issuer” and, together with the NC Bond Issuer and any Additional Bond Issuer (as defined below), the “Bond Issuers”); and

(e)            U.S. Bank Trust Company, National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “NC II Bond Trustee” and, together with the NC Bond Trustee and any Joined Party (as defined below), the “Bond Trustees”) under the NC II Indenture referred to below;

(f)             each trustee, indenture trustee, lender, administrative agent, collateral agent, purchaser, or other party joined hereto by execution of a joinder agreement substantially in the form attached hereto as Exhibit A (each such party, a “Joined Party” and each such joinder agreement, a “Joinder Agreement”); and

(g)            each additional issuer (each, an “Additional Bond Issuer”) of Additional Bonds (as defined below) joined hereto by execution of a Joinder Agreement.

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Purchase and Sale Agreement, dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC Sale Agreement”), between the NC Bond Issuer and the Company, in its capacity as seller, the Company has sold to the NC Bond Issuer certain assets known as “Securitization Property” which includes the right to impose, charge and collect “Securitization Charges” as each such term is defined or as otherwise used in N.C. Gen. Stat. § 62-172 (such Securitization Property, the “NC Customer Property” and such Securitization Charges, the “NC Customer Charges”);

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WHEREAS, pursuant to the terms of that certain Indenture, dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement (as defined in the NC Indenture) and any other supplemental indenture from time to time, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “NC Indenture”), between the NC Bond Issuer and the NC Bond Trustee, the NC Bond Issuer, among other things, has granted to the NC Bond Trustee a security interest in certain of its assets, including the NC Customer Property, to secure, among other things, the bonds issued pursuant to the NC Indenture (the “NC Bonds”);

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Servicing Agreement, dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC Servicing Agreement,” and the NC Servicing Agreement, together with the NC Sale Agreement and the NC Indenture, the “NC Bond Agreements”), between the NC Bond Issuer and the NC Property Servicer, the NC Property Servicer has agreed to provide for the benefit of the NC Bond Issuer certain servicing and collection functions with respect to the NC Customer Charges;

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Purchase and Sale Agreement, dated September, 30, 2025 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC II Sale Agreement”), between the NC II Bond Issuer and the Company, in its capacity as seller, the Company has sold to the NC II Bond Issuer certain assets known as “Securitization Property” which includes the right to impose, charge and collect “Securitization Charges” as each such term is defined or as otherwise used in N.C. Gen. Stat. § 62-172 (such Securitization Property, the “NC II Customer Property” and such Securitization Charges, the “NC II Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated September, 30, 2025 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement (as defined in the NC II Indenture) and any other supplemental indenture from time to time, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “NC II Indenture”), between the NC II Bond Issuer and the NC II Bond Trustee, the NC II Bond Issuer, among other things, has granted to the NC II Bond Trustee a security interest in certain of its assets, including the NC II Customer Property, to secure, among other things, the bonds issued pursuant to the NC II Indenture (the “NC II Bonds”);

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Servicing Agreement dated September, 30, 2025 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC II Servicing Agreement”; and the NC II Servicing Agreement, together with the NC II Sale Agreement and the NC II Indenture, the “NC II Bond Agreements”), between the NC II Bond Issuer and the NC II Property Servicer, the NC II Property Servicer has agreed to provide for the benefit of the NC II Bond Issuer certain servicing and collection functions with respect to the NC II Customer Charges;

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WHEREAS, the Company in its capacity as seller, from time to time may sell to one or more Additional Bond Issuers pursuant to the terms of a purchase and sale agreement (such agreement, an “Additional Purchase Agreement”), or grant security interests to one or more Joined Parties in, certain assets known as “Securitization Property” which includes the right to impose, charge and collect “Securitization Charges” as each such term is defined or as otherwise used in N.C. Gen. Stat. § 62-172 (such Securitization Property, the “Additional Customer Property” and such Securitization Charges, the “Additional Customer Charges”; the Additional Customer Property, together with the NC II Customer Property and the NC Customer Property, the “Customer Property” and the Additional Customer Charges, together with the NC II Customer Charges and the NC Customer Charges, the “Customer Charges”), which charges and the related purchased property are collateral for securities issued by the Company or one or more Additional Bond Issuers pursuant to an indenture (any such Indenture, an “Additional Indenture” and, together with the NC Indenture and the NC II Indenture, the “Indentures”) where one or more related Joined Parties will act as indenture trustee or otherwise in a collateral agency arrangement for the holders of the securities issued by the Company or one or more Additional Bond Issuers (the “Additional Bonds” and together with the NC Bonds and the NC II Bonds, the “Bonds”);

WHEREAS, pursuant to the terms of one or more property servicing agreements (each an “Additional Servicing Agreement” and, together with the NC Servicing Agreement and the NC II Servicing Agreement, the “Servicing Agreements”; and each Additional Servicing Agreement, together with each Additional Sale Agreement and each Additional Indenture, the “Additional Bond Agreements” and together with the NC Bond Agreements and the NC II Bond Agreements, the “Bond Agreements”), between one or more Additional Bond Issuers and an Additional Property Servicer, the Additional Property Servicer has agreed to provide for the benefit of the such Additional Bond Issuer certain servicing and collection functions with respect to the Additional Customer Charges;

WHEREAS, the NC Customer Charges, the NC II Customer Charges and any Additional Customer Charges will be invoiced collectively on single bills sent to the Company’s retail customers (the “Customers”), which Customers are obligated to pay each of the NC Customer Charges, the NC II Customer Charges and any Additional Customer Charges, and the parties hereto wish to agree upon their respective rights relating to the NC Customer Charges, the NC II Customer Charges and any Additional Customer Charges and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the NC Bond Agreements, the NC II Bond Agreements and any Additional Bond Agreements; and

WHEREAS, the NC Bond Trustee has a security interest in the NC Customer Charges, the NC II Bond Trustee has a security interest in the NC II Customer Charges and any Additional Bond Trustee has a security interest in the applicable Additional Customer Charges and neither of the NC II Bond Trustee nor any Additional Bond Trustee have a security interest in the NC Customer Charges, neither of the NC Bond Trustee nor any Additional Bond Trustee have a security interest in the NC II Customer Charges, and neither of the NC Bond Trustee nor the NC II Bond Trustee have a security interest in the Additional Customer Charges.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. Each of the parties hereto hereby acknowledges the ownership interest of the NC Bond Issuer in the NC Customer Property, including the NC Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the NC Bond Trustee for the benefit of itself and the holders of the NC Bonds. Each of the parties hereto hereby acknowledges the ownership interest of the NC II Bond Issuer in the NC II Customer Property, including the NC II Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the NC II Bond Trustee for the benefit of itself and the holders of the NC II Bonds. Each of the parties hereto hereby acknowledges the ownership interest of each Additional Bond Issuer in the applicable Additional Customer Property, including the Additional Customer Charges and the revenue, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the applicable Additional Bond Trustee for the benefit of itself and the holders of the applicable Additional Bonds. The parties hereto agree that the NC Customer Property, the NC II Customer Property and the Additional Customer Property each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill.

2.	Deposit Accounts.

(a)            The parties hereto each acknowledge that collections with respect to the Customer Property may from time to time be deposited into one or more designated accounts of the Company (the “Deposit Accounts”). Subject to Section 4, the Company, in its capacity as a collection agent for the benefit of the other parties hereto, agrees to:

(i)            maintain the collections in the Deposit Accounts for the benefit of each Property Servicer (to the extent such Property Servicer is not the Company), each Bond Trustee and each Bond Issuer, as their respective interests may appear;

(ii)           promptly identify which funds constitute collections in respect of the NC Customer Property, the NC II Customer Property and any Additional Customer Property, respectively, and allocate and remit funds from the Deposit Accounts (x) in the case of collections relating to the NC Customer Property, at the times and in the manner specified in the NC Bond Agreements to the NC Bond Trustee; (y) in the case of collections relating to the NC II Customer Property, at the times and in the manner specified in the NC II Bond Agreements to the NC II Bond Trustee and (z) in the case of collections relating to the Additional Customer Property, at the times and in the manner specified in the Additional Bond Agreements to the Additional Bond Trustee; provided, that with respect to each customer rate class, to the extent that any shortfall exists between the aggregate amount billed and the aggregate amount collected in the Deposit Accounts, such shortfall will be allocated among the NC Customer Charges, the NC II Customer Charges and the Additional Customer Charges pursuant to the following formula: (x) the amount billed with respect to NC Customer Charge, the NC II Customer Charge or any Additional Customer Charge, as applicable, minus (y)(1) the amount billed with respect to the NC Customer Charge, the NC II Customer Charge or any Additional Customer Charge, as applicable, multiplied by (2) (A) the total amount collected, divided by (B) the total amount billed; and

(iii)          maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the identifications and allocations as provided above in this subsection (a).

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(b)            Each Bond Trustee and each Bond Issuer shall each have the right to require an accounting from time to time of collections, deposits, allocations and remittances by the Company relating to the Deposit Accounts. Because of difficulties inherent in allocating collections on a daily basis, the Property Servicers may implement percentage-based estimates for the purposes of determining the amount of collections which are allocable to the Customer Property, which allocations will be subject to monthly reconciliations but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences. In the event that the estimated remittances to the NC Bond Issuer, the NC II Bond Issuer or any Additional Bond Issuer, as applicable, for any calendar month are less than the actual amounts of the related NC Customer Charge collections, the related NC II Customer Charge collections or any related Additional Customer Charge collections, as applicable, such Bond Issuer shall look to the related Property Servicer for any such shortfall. In the event that the estimated remittances to the NC Bond Issuer or the NC II Bond Issuer, as applicable, are greater than the actual amounts of the related NC Customer Charge collections, the related NC II Customer Charge collections or any Additional Customer Charge collections, as applicable, such Bond Issuer, as applicable, shall reconcile the amounts with actual NC Customer Charge collections, NC II Customer Charge collections or Additional Customer Charge collections in accordance with the applicable Servicing Agreement. Notwithstanding the foregoing, nothing in this paragraph shall prohibit any party (the “remitting party”) from netting any reconciliation payments to be paid under this clause (b) by such remitting party to another party (the “receiving party”) against the amounts to be paid under this clause (b) by such receiving party to the remitting party.

(c)            For the avoidance of doubt, the NC Bond Trustee and the NC Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the NC II Customer Charges or any Additional Customer Charges, the NC II Bond Trustee and the NC II Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the NC Customer Charges or any Additional Customer Charges and any Additional Bond Trustee and any Additional Bond Issuer waives any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the NC Customer Charges or the NC II Customer Charges. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(d)            In no event may a Bond Trustee, a Bond Issuer or a Property Servicer take any action with respect to Customer Charges in a manner that would result in such Bond Trustee obtaining possession of, or any control over, collections of Customer Charges not allocable to such Bond Trustee or any Deposit Account. In the event that a Bond Trustee, a Bond Issuer or a Property Servicer obtains possession of any such collections, such Bond Trustee, a Bond Issuer or a Property Servicer, as applicable, shall notify the other Bond Trustees of such fact, shall hold such amounts in trust and shall promptly deliver them to such Bond Trustee (or its designees) upon request.

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(e)            Except as expressly contemplated herein, the Company agrees that it shall not sell, dispose of, or otherwise transfer ownership of a Deposit Account or any funds on deposit therein to any other person, nor create or suffer to exist any lien on any Deposit Account or any funds on deposit therein other than acknowledgments with respect to the property of any other entities or the collateral of any other creditors that may from time to time be deposited into the Deposit Accounts hereunder. The Company shall not amend or modify the provisions governing the operation of any Deposit Account in any way which could adversely affect the provisions of this Agreement without the prior written consent of each other party hereto. The Company agrees that it shall not allow any pledge or sale of any receivables, charges or other liabilities owned by it or by any of its subsidiaries in which the collections thereon are to be directed to any Deposit Account, unless the purchasers or secured parties with respect to any such receivables, charges or other liabilities agree to become parties hereto.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a)            Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall make or cause to be made any calculations, allocate and remit funds received from Customers for the benefit of the each Bond Issuer and each Bond Trustee, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”) in accordance with the terms of this Agreement. The same entity must always act as servicer in the performance of the Allocation Services as to each Bond Agreement.

(b)            In the event that a Bond Trustee is entitled to and directed by the applicable bondholders of the Bonds under the applicable Indenture to exercise its right, pursuant to the related Bond Agreements, to replace the Company as Property Servicer, and, in such case, therefore to terminate the role of the Company as the provider of the Allocation Services hereunder, the party desiring or directed to exercise such right shall promptly give written notice to the other parties (a “Servicer Termination Notice”) in accordance with the notice provisions of this Agreement and consult with the other with respect to the Person who would replace the Company in such capacity and also in its other capacities as Property Servicer under each Bond Agreement, as applicable. Any successor to the Company in such capacities shall be agreed to by each Bond Trustee (in accordance with the Bond Agreements) within ten (10) Business Days of the date of the Servicer Termination Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Charlotte, North Carolina or New York, New York. The Person named as replacement collection agent in accordance with this Section 4 is referred to herein as the “Replacement Collection Agent.” The parties hereto agree that any entity succeeding to the rights of the Company as Property Servicer shall be the same entity.

(c)            Anything in this Agreement to the contrary notwithstanding, any action taken by a Bond Trustee to appoint a Replacement Servicer pursuant to this Section 4 shall be subject to the Rating Agency Condition. For the purposes of this Agreement, the “Rating Agency Condition” has the meaning set forth on Exhibit B. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

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SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Customer Property which they may have in their possession or may from time to time receive from the Company or the Property Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same as may be reasonably necessary for the other parties hereto to exercise its rights under this Agreement or evaluate the performance of such party of its obligations hereunder or for any Replacement Collection Agent to perform its duties hereunder. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture; No Fiduciary Obligations; Etc.

(a)            Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Bond Issuers, the Bond Trustees and the Property Servicers.

(b)            No Bond Trustee nor Bond Issuer is the agent of, or owes any fiduciary obligation to any other party under this Agreement. The Company hereby waives any right that it may now have or hereafter acquire to make any claim against any Bond Trustee or any Bond Issuer on the basis of any such fiduciary obligation hereunder.

(c)            Notwithstanding anything herein to the contrary, none of any Bond Trustee or any Bond Issuer shall be required to take any action that exposes or which it reasonably believes could expose it to personal liability or that is contrary to either Indenture, any Servicing Agreement, or applicable law.

(d)            None of any Bond Trustee or any Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each Bond Trustee and each Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by facsimile or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

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SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that (i) the NC II Property Servicer will adjust and calculate payments of NC II Customer Charges in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the NC II Servicing Agreement and allocate payments of Customer Charges in accordance with Section 6 of Annex A of the NC II Servicing Agreement (attached as Exhibit C hereto) and (ii) the NC Property Servicer will adjust and calculate payments of NC Customer Charges in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the NC Servicing Agreement and allocate payments of Customer Charges in accordance with Section 6 of Annex A of the NC Servicing Agreement (attached as Exhibit D hereto) and (iii) any Additional Property Servicer will adjust and calculate payments of Additional Customer Charges in accordance with the calculation methodology specified in the true-up mechanism described in the applicable Additional Servicing Agreement and allocate payments of the applicable Additional Customer Charges in accordance with the applicable Additional Servicing Agreement (attached to the applicable Joinder Agreement), and each of the parties hereto hereby acknowledges that none of the NC Bond Trustee, the NC II Bond Trustee nor the Additional Bond Trustee, shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the NC Bond Trustee, the NC II Bond Trustee and the Additional Bond Trustee may, for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Property Servicer in making such adjustments, calculations and allocations. Such acknowledgement shall not relieve the Property Servicers of their respective obligations under the Servicing Agreements.

SECTION 8. Termination. This Agreement shall terminate: as to a Bond Issuer and the related Bond Trustee upon the payment in full of the related Bonds, except, in each case, that the understandings and acknowledgements contained in Sections 1, 2, 3, 6 and 15 shall survive the termination of this Agreement. Termination of this Agreement as to any party or parties pursuant to the foregoing sentence shall not affect the rights and obligations of the remaining parties hereto vis-à-vis one another.

SECTION 9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)            THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b)            In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 17 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan. Each of the Property Servicers and each Bond Issuer irrevocably designates CT Corporation System, 111 Eighth Avenue, New York, NY 10011, as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such action or proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction over it by such state or U.S. federal court in the Borough of Manhattan, and each of such parties stipulates that such appointment is irrevocable and coupled with an interest.

(c)            EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

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SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company. Notwithstanding anything herein to the contrary, no Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the related Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto and the holders of the Bonds, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. Except for any Joinder Agreement, no amendment of the terms of this Agreement shall be effective unless evidenced by a written instrument signed by the parties hereto at the time of such amendment. Each Joinder Agreement shall be executed by the Company, the related Joining Party, the related Additional Property Servicer and the related Additional Bond Issuer, if any, and the Company shall cause a copy of the Joinder Agreement to be delivered to each other party hereto.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The words “execution”, “signed” and “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement (to the extent not prohibited under governing documents) shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the related Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last outstanding Bonds issued by such Bond Issuer, acquiesce, petition or otherwise invoke or cause a Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bond Issuer.

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SECTION 16. Trustees. Each Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the respective Indenture.

SECTION 17. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, other electronic transmission (including email), first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DUKE ENERGY PROGRESS, LLC, as Company, as Property Servicer and as a collection agent

By:	/s/ Erica Glenn
Name: Erica Glenn
Title: Assistant Treasurer

DUKE ENERGY CAROLINAS NC STORM FUNDING, LLC, as the NC Bond Issuer

By:	/s/ Erica Glenn
Name: Erica Glenn
Title: Assistant Treasurer

DUKE ENERGY CAROLINAS NC STORM FUNDING II, LLC, as the NC II Bond Issuer

By:	/s/ Erica Glenn
Name: Erica Glenn
Title: Assistant Treasurer

Signature Page to Intercreditor Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as the NC Bond Trustee

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as the NC II Bond Trustee

By:	/s/ José A Galarza
Name: José A Galarza
Title: Vice President

Signature Page to Intercreditor Agreement

Duke Energy Carolinas, LLC

525 S. Tryon Street

Charlotte, North Carolina 28202

Attention: Managers

Telephone: (800)-488-4853

Email: Thomas.Heath@duke-energy.com

Duke Energy Carolinas NC Storm Funding, LLC

525 S. Tryon Street

Charlotte, North Carolina 28202

Attention: Managers

Telephone: (704)-382-2264

Email: Thomas.Heath@duke-energy.com

Duke Energy Carolinas NC Storm Funding II, LLC

525 S. Tryon Street

Charlotte, North Carolina 28202

Attention: Managers

Telephone: (800)-488-4853

Email: Thomas.Heath@duke-energy.com

The Bank of New York Mellon Trust Company, National Association

Corporate Trust Department

4655 Salisbury Road, Suite 300

Jacksonville, FL 32256

Telephone: (214) 468-5025

Email: dralan.porter@bnymellon.com

U.S. Bank Trust Company, National Association, in its capacity as SC Bond Trustee

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603

Attention: Duke Energy Progress SC Storm Funding LLC

Telephone: (312)-332-7453

Facsimile: (312)-332-7996

Email: melissa.rosal@usbank.com; jose.galarza@usbank.com

U.S. Bank Trust Company, National Association, in its capacity as NC II Bond Trustee

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603

Attention: Duke Energy Progress NC Storm Funding II LLC

Telephone: (312)-332-7453

Facsimile: (312)-332-7996

Email: melissa.rosal@usbank.com; jose.galarza@usbank.com

EXHIBIT A

JOINDER AGREEMENT

EXHIBIT B

RATING AGENCY CONDITION

“Rating Agency Condition” means, with respect to any action, at least ten Business Days’ prior written notification to each Rating Agency of such action, and written confirmation from each of S&P and Moody’s to the Trustee and the Issuer that such action will not result in a suspension, reduction or withdrawal of the then current rating by such Rating Agency of the Storm Recovery Bonds and that prior to the taking of the proposed action no other Rating Agency shall have provided written notice to the Issuer that such action has resulted or would result in the suspension, reduction or withdrawal of the then current rating of the Storm Recovery Bonds; provided, that, if within such ten Business Day period, any Rating Agency (other than S&P) has neither replied to such notification nor responded in a manner that indicates that such Rating Agency is reviewing and considering the notification, then (i) the requesting party shall be required to confirm that such Rating Agency has received the Rating Agency Condition request, and if it has, promptly request the related Rating Agency Condition confirmation and (ii) if the Rating Agency neither replies to such notification nor responds in a manner that indicates it is reviewing and considering the notification within five Business Days following such second request, the applicable Rating Agency Condition requirement shall not be deemed to apply to such Rating Agency. For the purposes of this definition, any confirmation, request, acknowledgment or approval that is required to be in writing may be in the form of electronic mail or a press release (which may contain a general waiver of a Rating Agency’s right to review or consent).

EXHIBIT C

NC II SERVICING AGREEMENT

EXHIBIT D

NC SERVICING AGREEMENT